
                                                                                                                 Exhibit 99(i)
                                                        MERRILL LYNCH & CO., INC.
                                               PRELIMINARY UNAUDITED EARNINGS SUMMARY

                                                               For the Three Months Ended                Percent Inc / (Dec)
                                                       -----------------------------------------  --------------------------
                                                       September 29,    June 30,   September 24,     3Q00 vs.      3Q00 vs.
(in millions, except per share amounts)                    2000           2000          1999           2Q00          3Q99
                                                       -------------  ----------   -------------  ------------  ------------

NET REVENUES
  Commissions                                                $ 1,624     $ 1,647         $ 1,444          (1.4)%        12.5 %
  Principal transactions                                       1,160       1,548           1,130         (25.1)          2.7
  Investment banking                                             858       1,087             949         (21.1)         (9.6)
  Asset management and portfolio service fees                  1,414       1,413           1,183           0.1          19.5
  Other                                                          318         282             122          12.8         160.7
                                                             -------     -------         -------
    Subtotal                                                   5,374       5,977           4,828         (10.1)         11.3

  Interest and dividend revenues                               5,479       5,073           3,669           8.0          49.3
  Less interest expense                                        4,704       4,204           3,145          11.9          49.6
                                                             -------     -------         -------
    Net interest profit                                          775         869             524         (10.8)         47.9

  TOTAL NET REVENUES                                           6,149       6,846           5,352         (10.2)         14.9
                                                             -------     -------         -------

NON-INTEREST EXPENSES
  Compensation and benefits                                    3,146       3,508           2,783         (10.3)         13.0
  Communications and technology                                  542         584             487          (7.2)         11.3
  Occupancy and related depreciation                             250         259             232          (3.5)          7.8
  Advertising and market development                             205         263             191         (22.1)          7.3
  Brokerage, clearing, and exchange fees                         206         233             193         (11.6)          6.7
  Professional fees                                              147         168             145         (12.5)          1.4
  Goodwill amortization                                           52          54              57          (3.7)         (8.8)
  Other                                                          290         364             360         (20.3)        (19.4)
                                                             -------     -------         -------

  TOTAL NON-INTEREST EXPENSES                                  4,838       5,433           4,448         (11.0)          8.8
                                                             -------     -------         -------

EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
  ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES               1,311       1,413             904          (7.2)         45.0

Income tax expense                                               378         443             276         (14.7)         37.0

Dividends on preferred securities issued by subsidiaries          48          49              49          (2.0)         (2.0)
                                                             -------     -------         -------

NET EARNINGS                                                 $   885     $   921         $   579          (3.9)         52.8
                                                             =======     =======         =======

Preferred stock dividends                                    $    10     $     9         $     8          11.1          25.0
                                                             -------     -------         -------

NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS               $   875     $   912         $   571          (4.1)         53.2
                                                             =======     =======         =======

EARNINGS PER COMMON SHARE
  Basic                                                      $  1.09     $  1.15         $  0.75          (5.2)         45.3
  Diluted                                                       0.94        1.01            0.67          (6.9)         40.3

AVERAGE SHARES
  Basic                                                        805.9       795.1           757.9           1.4           6.3
  Diluted                                                      929.0       904.2           855.3           2.7           8.6

Note: Prior period amounts have been restated to reflect the merger with Herzog, Heine, Geduld, Inc. as required under pooling-of-interests accounting and the 2-for-1 common stock split paid on August 31, 2000.



                                                                                                   Exhibit 99(i)
                            MERRILL LYNCH & CO., INC.
                     PRELIMINARY UNAUDITED EARNINGS SUMMARY

                                                          For the Nine Months Ended

                                                        -----------------------------
                                                        September 29,   September 24,        Percent

(in millions, except per share amounts)                     2000             1999         Inc / (Dec)
                                                        -------------   -------------    -------------

NET REVENUES
  Commissions                                                 $ 5,431         $ 4,613          17.7 %
  Principal transactions                                        4,746           3,831          23.9
  Investment banking                                            2,941           2,489          18.2
  Asset management and portfolio service fees                   4,217           3,451          22.2
  Other                                                           849             442          92.1
                                                              -------         -------
    Subtotal                                                   18,184          14,826          22.6

  Interest and dividend revenues                               15,025          11,095          35.4
  Less interest expense                                        12,690           9,643          31.6
                                                              -------         -------
    Net interest profit                                         2,335           1,452          60.8

  TOTAL NET REVENUES                                           20,519          16,278          26.1
                                                              -------         -------

NON-INTEREST EXPENSES
  Compensation and benefits                                    10,572           8,363          26.4
  Communications and technology                                 1,710           1,508          13.4
  Occupancy and related depreciation                              762             698           9.2
  Advertising and market development                              713             546          30.6
  Brokerage, clearing, and exchange fees                          672             563          19.4
  Professional fees                                               462             407          13.5
  Goodwill amortization                                           162             170          (4.7)
  Other                                                         1,057           1,024           3.2
                                                              -------         -------

  TOTAL NON-INTEREST EXPENSES                                  16,110          13,279          21.3
                                                              -------         -------

EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
  ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES                4,409           2,999          47.0

Income tax expense                                              1,356             953          42.3

Dividends on preferred securities issued by subsidiaries          146             146             -
                                                              -------         -------

NET EARNINGS                                                  $ 2,907         $ 1,900          53.0
                                                              =======         =======

Preferred stock dividends                                     $    29         $    28           3.6
                                                              -------         -------

NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS                $ 2,878         $ 1,872          53.7
                                                              =======         =======

EARNINGS PER COMMON SHARE
  Basic                                                       $  3.63         $  2.49          45.8
  Diluted                                                        3.18            2.19          45.2

AVERAGE SHARES
  Basic                                                         793.7           752.4           5.5
  Diluted                                                       905.0           854.7           5.9



Note: Prior period amounts have been restated to reflect the merger with Herzog, Heine, Geduld, Inc. as required under pooling-of-interests accounting and the 2-for-1 common stock split paid on August 31, 2000.


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

                                                                                                         Exhibit 99(i)

 MERRILL LYNCH & CO., INC.                                                                    PRELIMINARY SEGMENT DATA
-----------------------------------------------------------------------------------------------------------------------

 (dollars in millions - unaudited)
-----------------------------------------------------------------------------------------------------------------------

                                                       FOR THE THREE MONTHS ENDED          FOR THE NINE MONTHS ENDED
                                                  SEPT. 29,      JUNE 30,     SEPT. 24,     SEPT. 29,      SEPT. 24,
                                                    2000           2000          1999          2000           1999
                                                  ---------------------------------------------------------------------

   PRELIMINARY SEGMENT DATA

   CORPORATE AND INSTITUTIONAL CLIENT

      Non-interest revenues                         $ 2,383       $ 2,829       $ 2,157       $ 8,536        $ 6,570
      Net interest profit                               379           503           296         1,240            833
   --------------------------------------------------------------------------------------------------------------------
      Total net revenues                              2,762         3,332         2,453         9,776          7,403
   --------------------------------------------------------------------------------------------------------------------
      Earnings before income taxes and
        dividends on preferred securities
        issued by subsidiaries                          839         1,066           622         3,136          2,017
   --------------------------------------------------------------------------------------------------------------------

   PRIVATE CLIENT GROUP

      Non-interest revenues                           2,434         2,596         2,196         8,032          6,877
      Net interest profit                               407           383           259         1,145            728
   --------------------------------------------------------------------------------------------------------------------
      Total net revenues                              2,841         2,979         2,455         9,177          7,605
   --------------------------------------------------------------------------------------------------------------------
      Earnings before income taxes and
        dividends on preferred securities
        issued by subsidiaries                          402           293           279         1,159          1,005
   --------------------------------------------------------------------------------------------------------------------

   MERRILL LYNCH INVESTMENT MANAGERS

      Non-interest revenues                             587           589           516         1,775          1,537
      Net interest profit                                17            11            (3)           35             (7)
   --------------------------------------------------------------------------------------------------------------------
      Total net revenues                                604           600           513         1,810          1,530
   --------------------------------------------------------------------------------------------------------------------
      Earnings before income taxes and
        dividends on preferred securities
        issued by subsidiaries                          143           132            84           374            242
   --------------------------------------------------------------------------------------------------------------------

   CORPORATE

      Non-interest revenues                             (30)          (37)          (41)         (159)          (158)
      Net interest profit                               (28)          (28)          (28)          (85)          (102)
   -------------------------------------------------------------------------------------------------------------------
      Total net revenues                                (58)          (65)          (69)         (244)          (260)
   --------------------------------------------------------------------------------------------------------------------
      Earnings (loss) before income taxes and
        dividends on preferred securities
        issued by subsidiaries                          (73)          (78)          (81)         (260)          (265)
   --------------------------------------------------------------------------------------------------------------------

   TOTAL

      Non-interest revenues                           5,374         5,977         4,828        18,184         14,826
      Net interest profit                               775           869           524         2,335          1,452
   --------------------------------------------------------------------------------------------------------------------
      Total net revenues                              6,149         6,846         5,352        20,519         16,278
   --------------------------------------------------------------------------------------------------------------------
      Earnings before income taxes and
        dividends on preferred securities
        issued by subsidiaries                      $ 1,311       $ 1,413         $ 904       $ 4,409        $ 2,999
-----------------------------------------------------------------------------------------------------------------------
Note: Prior period amounts have been restated to reflect the merger with Herzog,
      Heine,  Geduld,  Inc. as required under  pooling-of-interests  accounting and to conform to the current period presentation.



                                                                                                                  Exhibit 99(i)
MERRILL LYNCH & CO., INC.
-------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED QUARTERLY EARNINGS  [UNAUDITED]                                                                      (in millions)
-------------------------------------------------------------------------------------------------------------------------------
                                                                       3Q99         4Q99         1Q00         2Q00         3Q00
                                                                     ----------------------------------------------------------

     NET REVENUES
       Commissions                                                   $1,444       $1,742       $2,160       $1,647       $1,624
       Principal transactions                                         1,130          921        2,038        1,548        1,160
       Investment banking                                               949        1,125          996        1,087          858
       Asset management and portfolio service fees                    1,183        1,302        1,390        1,413        1,414
       Other                                                            122          304          249          282          318
     --------------------------------------------------------------------------------------------------------------------------
          Subtotal                                                    4,828        5,394        6,833        5,977        5,374

       Interest and dividend revenues                                 3,669        4,025        4,473        5,073        5,479
       Less interest expense                                          3,145        3,376        3,782        4,204        4,704
     --------------------------------------------------------------------------------------------------------------------------
          Net interest profit                                           524          649          691          869          775
     --------------------------------------------------------------------------------------------------------------------------
       TOTAL NET REVENUES                                             5,352        6,043        7,524        6,846        6,149

     NON-INTEREST EXPENSES
       Compensation and benefits                                      2,783        2,974        3,918        3,508        3,146
       Communications and technology                                    487          545          584          584          542
       Occupancy and related depreciation                               232          255          253          259          250
       Advertising and market development                               191          237          245          263          205
       Brokerage, clearing, and exchange fees                           193          216          233          233          206
       Professional fees                                                145          164          147          168          147
       Goodwill amortization                                             57           57           56           54           52
       Other                                                            360          388          403          364          290
     --------------------------------------------------------------------------------------------------------------------------
       TOTAL NON-INTEREST EXPENSES                                    4,448        4,836        5,839        5,433        4,838

     EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
       ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES                   904        1,207        1,685        1,413        1,311

     Income tax expense                                                 276          366          535          443          378

     Dividends on preferred securities issued by subsidiaries            49           48           49           49           48
     --------------------------------------------------------------------------------------------------------------------------
     NET EARNINGS                                                    $  579       $  793       $1,101       $  921       $  885

     Preferred stock dividends                                            8           11           10            9           10
     --------------------------------------------------------------------------------------------------------------------------
     NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS                  $  571       $  782       $1,091       $  912       $  875

-------------------------------------------------------------------------------------------------------------------------------

PER COMMON SHARE DATA
-------------------------------------------------------------------------------------------------------------------------------
                                                                       3Q99         4Q99         1Q00         2Q00         3Q00
                                                                     ----------------------------------------------------------
     Basic earnings                                                  $ 0.75       $ 1.03       $ 1.40       $ 1.15       $ 1.09
     Diluted earnings                                                  0.67         0.91         1.24         1.01         0.94
     Dividends paid                                                    0.14         0.14         0.14         0.15         0.16
     Book value                                                       15.62        16.49        18.13        19.47   20.70 est.

-------------------------------------------------------------------------------------------------------------------------------
Note: Prior period amounts have been restated to reflect the merger with Herzog,
      Heine,  Geduld, Inc. as required under  pooling-of-interests  accounting and the 2-for-1 common stock split paid on August 31, 2000.



                                                                                                            Exhibit 99(i)
MERRILL LYNCH & CO., INC.
-------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF QUARTERLY NET REVENUES  [UNAUDITED]
-------------------------------------------------------------------------------------------------------------------------
                                                                   3Q99        4Q99         1Q00        2Q00         3Q00
                                                                 --------------------------------------------------------

     NET REVENUES
       Commissions                                                27.0%       28.8%        28.7%       24.1%        26.4%
       Principal transactions                                     21.1%       15.2%        27.1%       22.6%        18.9%
       Investment banking                                         17.7%       18.6%        13.2%       15.9%        14.0%
       Asset management and portfolio service fees                22.1%       21.5%        18.5%       20.6%        23.0%
       Other                                                       2.3%        5.2%         3.3%        4.1%         5.1%
     --------------------------------------------------------------------------------------------------------------------
          Subtotal                                                90.2%       89.3%        90.8%       87.3%        87.4%
       Interest and dividend revenues                             68.6%       66.6%        59.4%       74.1%        89.1%
       Less interest expense                                      58.8%       55.9%        50.2%       61.4%        76.5%
     --------------------------------------------------------------------------------------------------------------------
          Net interest profit                                      9.8%       10.7%         9.2%       12.7%        12.6%
     --------------------------------------------------------------------------------------------------------------------
       TOTAL NET REVENUES                                        100.0%      100.0%       100.0%      100.0%       100.0%

     NON-INTEREST EXPENSES

       Compensation and benefits                                  52.0%       49.2%        52.1%       51.2%        51.2%
       Communications and technology                               9.1%        9.0%         7.8%        8.5%         8.8%
       Occupancy and related depreciation                          4.3%        4.2%         3.4%        3.8%         4.1%
       Advertising and market development                          3.6%        3.9%         3.3%        3.8%         3.3%
       Brokerage, clearing, and exchange fees                      3.6%        3.6%         3.1%        3.4%         3.4%
       Professional fees                                           2.7%        2.7%         2.0%        2.5%         2.4%
       Goodwill amortization                                       1.1%        0.9%         0.7%        0.8%         0.8%
       Other                                                       6.7%        6.5%         5.2%        5.4%         4.7%
     --------------------------------------------------------------------------------------------------------------------
       TOTAL NON-INTEREST EXPENSES                                83.1%       80.0%        77.6%       79.4%        78.7%

     EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
       ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES             16.9%       20.0%        22.4%       20.6%        21.3%

     Income tax expense                                            5.2%        6.1%         7.1%        6.4%         6.1%

     Dividends on preferred securities issued by subsidiaries      0.9%        0.8%         0.7%        0.7%         0.8%
     --------------------------------------------------------------------------------------------------------------------
     NET EARNINGS                                                 10.8%       13.1%        14.6%       13.5%        14.4%

     Preferred stock dividends                                     0.1%        0.2%         0.1%        0.2%         0.2%
     --------------------------------------------------------------------------------------------------------------------
     NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS               10.7%       12.9%        14.5%       13.3%        14.2%

-------------------------------------------------------------------------------------------------------------------------

OTHER FINANCIAL DATA
-------------------------------------------------------------------------------------------------------------------------
                                                                   3Q99        4Q99         1Q00        2Q00         3Q00
                                                                  -------------------------------------------------------

     Non-interest expenses excluding compensation
       and benefits to net revenues                               31.1%       30.8%        25.5%       28.2%        27.5%

     Compensation and benefits to pre-tax earnings
       before compensation and benefits                           75.5%       71.1%        69.9%       71.3%        70.6%

     Effective tax rate                                           30.5%       30.3%        31.8%       31.4%        28.8%
     --------------------------------------------------------------------------------------------------------------------
     Common shares outstanding (in millions):

       Weighted-average - basic                                   757.9       760.8        780.2       795.1        805.9
       Weighted-average - diluted                                 855.3       858.1        881.7       904.2        929.0
       Period-end                                                 758.7       762.6        789.1       800.9        809.1
-------------------------------------------------------------------------------------------------------------------------
Note: Prior period amounts have been restated to reflect the merger with Herzog,
      Heine,  Geduld, Inc. as required under  pooling-of-interests  accounting and the 2-for-1 common stock split paid on August 31, 2000.



                                                                                       Exhibit 99(i)

     MERRILL LYNCH & CO., INC.                                                     SUPPLEMENTAL DATA
     -----------------------------------------------------------------------------------------------

    (dollars in billions - unaudited)
     -----------------------------------------------------------------------------------------------
                                                       3Q99      4Q99      1Q00      2Q00       3Q00
                                                     -----------------------------------------------

       CLIENT ASSETS                                 $1,514    $1,696    $1,792    $1,772     $1,768

       ASSETS UNDER MANAGEMENT(1):                     $553      $594      $602      $585       $571

          Retail                                        291       300       307       283        274
          Institutional                                 226       255       253       257        252
          Private Accounts                               36        39        42        45         45

          U.S.                                          340       358       364       356        351
          Non-U.S.                                      213       236       238       229        220

          Equity                                        301       333       334       335        330
          Fixed Income                                  108       110       110       111        108
          Money Market                                  144       151       158       139        133

       U.S. BANK DEPOSITS                                $5        $6        $7       $19        $38

       ASSETS IN ASSET-PRICED ACCOUNTS                 $131      $168      $203      $208       $218
       ---------------------------------------------------------------------------------------------
       NET NEW MONEY

       PRIVATE CLIENT ASSETS
          U.S.                                          $15       $36       $48       $11        $27
          Non-U.S.                                        8        12        11         7          7
                                                     -----------------------------------------------
               TOTAL                                     23        48        59        18         34

       ASSETS UNDER MANAGEMENT(2)                       $(2)       $9        $4       $16         $1
       ---------------------------------------------------------------------------------------------
       DEBT AND EQUITY UNDERWRITING(1)(3)

          Global Volume                                $108       $86      $104       $90       $108
          Global Market Share                         13.5%     14.0%     11.2%     12.1%      14.6%


          U.S. Volume                                   $86       $67       $83       $73        $73
          U.S. Market Share                           16.8%     16.7%     14.0%     15.3%      15.9%

       COMPLETED MERGERS AND ACQUISITIONS(1)(3)

          Global Value                                  $97      $160      $179      $578       $118
          Global Market Share                         21.9%     19.2%     29.0%     44.8%      18.8%
       ---------------------------------------------------------------------------------------------
       FULL-TIME EMPLOYEES(4)                        66,600    67,900    69,400    71,500     72,700

       FINANCIAL CONSULTANTS AND
          OTHER INVESTMENT PROFESSIONALS             19,200    19,500    19,900    20,600     21,000
     -----------------------------------------------------------------------------------------------
     (1) Certain  prior  period  amounts  have been  restated  to conform to the current period presentation.

     (2) Adjusted to exclude the impact of transferring funds to bank deposits.
     (3) Full credit to book manager. Market shares derived from Thomson
         Financial Securities Data statistics.
     (4) Prior period amounts have been restated to reflect the merger with Herzog, Heine, Geduld, Inc.

         For more information, please contact:

         Investor Relations                        Phone:  212-449-7119
         Merrill Lynch & Co., Inc.                 Fax:    212-449-7461
         4 World Financial Center                  investor_relations@ml.com
         New York, NY  10080



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